Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
Discontinued Operations

Note 6 — Discontinued Operations

In 1999, RJR and RJR Tobacco sold the international tobacco business to an affiliate of Japan Tobacco Inc., referred to as JTI. Northern Brands International, Inc., referred to as Northern Brands, was part of the international business of R.J. Reynolds International B.V., a former Netherlands subsidiary of RJR Tobacco, which was managed by RJR-Macdonald, Inc., referred to as RJR-MI. Northern Brands ceased being an operating company in 1997 and has been an inactive subsidiary of RJR since that time.

Effective April 13, 2010, RJR Tobacco entered into a comprehensive agreement with the Canadian federal, provincial and territorial governments, referred to as the Comprehensive Agreement, resolving a variety of civil claims related to cigarette smuggling in Canada during the period from 1985 through 1999. The Comprehensive Agreement covers all civil claims related to the movement of contraband tobacco products in Canada during the period 1985 through 1999 that the governments have asserted or could assert against RJR Tobacco and its affiliates. On April 13, 2010, RJR Tobacco paid the governments a total of CAD $325 million to bring this complex, lengthy and costly litigation to an end.

Separately, on April 13, 2010, Northern Brands entered into a plea agreement with the Ministry of the Attorney General of Ontario. Under the terms of this agreement, Northern Brands pled guilty to a one count violation of the Canadian Criminal Code for conspiring to aid other persons to sell and be in possession of tobacco products that were not packaged and stamped in conformity with the Canadian Excise Act during the period February 18, 1993 through December 31, 1996. The Judge of the Ontario Court of Justice accepted the plea by Northern Brands and required it to pay a fine of CAD $75 million, which was paid on April 13, 2010. By this plea, the criminal charges that were originally commenced against Northern Brands and certain of its affiliates in 2003 and any other charges that could be commenced against Northern Brands and its affiliates by the Canadian governments relating to contraband tobacco activities have now come to an end.

In addition to the $91 million liability previously accrued by RJR, an adjustment to reflect the impact of the separate RJR Tobacco settlement to resolve civil claims and the separate Northern Brands plea agreement, in the aggregate of $307 million, or $216 million after tax, was recorded during the first quarter of 2010.

This accrual adjustment was included in losses from discontinued operations in the consolidated statement of income for the year ended December 31, 2010. Of the aggregate accrual adjustments of $307 million, $303 million, or $213 million after tax, is classified as a loss on discontinued operations, and $4 million, or $3 million after tax, is classified as a loss on the sale of discontinued operations. The payments by RJR Tobacco of $324 million, offset by a realized tax benefit of $91 million, and by Northern Brands of $74 million have been included as net cash flows related to discontinued operations, net of tax benefit, in the consolidated statement of cash flows for the year ended December 31, 2010.